                      PLEASE READ THIS CONTRACT CAREFULLY

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it (the "Free Look Period"). It can be mailed or delivered either to us or the representative who sold it. If you return the contract, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts  01653
Phone Number:              1-800-533-7881


This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.



               Single Payment Immediate Variable and Fixed Annuity
               Annuity Payments Payable on the Annuity Income Date
        Death Benefit Payable if an Owner or an Annuitant Dies prior to
                                Annuity Income Date
   This contract does not participate in the profits or surplus of the Company

FORM A3029-99

                            TABLE OF CONTENTS

SPECIFICATIONS  ...........................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION ................................  5

DEFINITIONS  ..............................................................  6

OWNER, ANNUITANT AND BENEFICIARY  .........................................  8

ANNUITY BENEFIT  .......................................................... 10

             OVERVIEW ..................................................... 10

             VARIABLE INCOME OPTIONS ...................................... 11

             WITHDRAWALS  ................................................. 14

DEATH OF OWNER OR ANNUITANT ............................................... 17

             BEFORE THE ANNUITY INCOME DATE  .............................. 17

             AFTER THE ANNUITY INCOME DATE ................................ 17

GENERAL PROVISIONS  ....................................................... 18


FORM A3029-99                          2

                       PLEASE READ THIS CONTRACT CAREFULLY


Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it. It can be mailed or delivered either to us or the representative who sold it. If you return the contract within 10 days after you have received it ("the Free Look Period"), we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken. If you return the contract after the expiration of the "Free Look Period" but within 90 days after the Issue Date, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts  01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


               Single Payment Immediate Variable and Fixed Annuity
               Annuity Payments Payable on the Annuity Income Date
    Death Benefit Payable if an Owner or an Annuitant Dies prior to
                          Annuity Income Date
  This contract does not participate in the profits or surplus of the Company



FORM A3029.4-99

                              TABLE OF CONTENTS


SPECIFICATIONS   ....................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION  .........................  5

DEFINITIONS  ........................................................  6

OWNER, ANNUITANT AND BENEFICIARY  ...................................  8

ANNUITY BENEFIT  .................................................... 10

             OVERVIEW  .............................................. 10

             VARIABLE INCOME OPTIONS ................................ 11

             WITHDRAWALS ............................................ 14

DEATH OF OWNER OR ANNUITANT ......................................... 17

             BEFORE THE ANNUITY INCOME DATE ......................... 17

             AFTER THE ANNUITY INCOME DATE .......................... 17

GENERAL PROVISIONS .................................................. 18

FORM A3029-99                          2

                                 SPECIFICATIONS


ContractType:Non-qualified                            Single Purchase Payment Amount:
Contract Number:zz00600000                            Net Payment:

Owner:John Doe                                        Owner's Date of Birth: 10/25/1960
Joint Owner:Jack Doe                                  Joint Owner's Date of Birth: 07/12/1960

Annuitant:Mary Doe                                    Annuitant's Date of Birth: 03/19/1945
Joint Annuitant:Michael Doe                           Joint Annuitant's Date of Birth: 08/20/1954

Annuitant's Sex:Female                                Payee:Jane Doe
Joint Annuitant's Sex:Male                            Payee's Address :1 Main St, Anywhere, USA

Primary Beneficiary:Surviving Joint Owner, if any
1st Contingent Beneficiary(ies):Michael Doe
2nd Contingent Beneficiary(ies):Jack Doe

Issue Date:04/01/1999
Annuity Income Date:10/01/1999

Annuity Benefit Option:                              Joint Life Annuity with a Survivor Benefit Option  (See page 5)
Survivor Benefit Percentage:                         50%
Frequency of Annuity Payments:                       Monthly
Mortality Table:                                     Annuity 2000

             Percentage under a Fixed Income Option:                   30%
                      Dollar Amount of Fixed Income:                   $
             Percentage under a Variable Income Option:                70%
                      Assumed Investment Return:                       5%
                      Change Frequency:                                Monthly
                      Date of First Change:                            xx/xx/xxxx
                      Income Option Rate:                              4.5

                      Optional Feature:

                      The Ratchet:
                      Initial Ratchet Amount:                          $100
                      Ratchet Maximum Benefit Increase Percentage:     10%

                      If you had not selected this feature, the Income Option Rate above would have been 5.0.

                      The Floor:
                      Floor Amount:                                    $100

                      If you had not selected this feature, the Income Option Rate above would have been 5.0.

FORM A8029-99                                          3


Owner:John Doe                                  Contract Number:zz00600000

Joint Owner:Jack Doe

Single Purchase Amount:$25,000.00


Payment Withdrawal Amount:                          10 times the previous annuity payment.
                                                    But not more than the remaining guaranteed payments.

Present Value Withdrawal Amount:                    75% of Present Value of remaining  guaranteed annuity
                                                    payments.

Mortality and Expense Risk Charge:                  1.25%  on an annual basis of the daily value of the
                                                    Sub-Account assets.

Administrative Charge:                              .20% on an annual basis of the daily value of the
                                                    Sub-Account assets.


Variable Allocation of Net Payment on Issue Date:

Sub-Account Name                                Percentage of Net Payment             Number of Units
-----------------------------------------       ---------------------------           ----------------
Select Aggr. Growth
Select Capital Appr.
Select Value Opp.
Select Emerging Markets
Select Int'l Equity
DGPF Int'l Equity Series
Fidelity VIP Overseas
T. Rowe Price Int'l
Select Growth
Select Strategic Growth
Growth Fund
Fidelity VIP Growth
Equity Index Fund
Select Gr. & Inc.
Fidelity VIP Eq. Inc.
Fidelity VIP Asset Mgr
Fidelity VIP High Inc
Investment Grade Income Fund
Government Bond Fund
Allmerica Money Market

FORM A8029-99                                          4

                                 SPECIFICATIONS


ContractType:Non-qualified                                Joint Annuitant:Michael Doe
Contract Number:zz00600000

Owner:John Doe                                            Annuitant's Sex:Female
Joint Owner:Jack Doe                                      Joint Annuitant's Sex:Male

Annuitant:Mary Doe                                        Primary Beneficiary:Surviving Joint Owner, if any
                                                          1st Contingent Beneficiary(ies):Michael Doe

2nd Contingent Beneficiary(ies):Jack Doe                  Single Purchase Payment Amount:
                                                          Net Payment:

Issue Date:04/01/1999
Annuity Income Date:10/01/1999                            Owner's Date of Birth:10/25/1960
                                                          Joint Owner's Date of Birth:07/12/1960

                                                          Annuitant's Date of Birth:03/19/1945
                                                          Joint Annuitant's Date of Birth:08/20/1954

                                                          Payee:Jane Doe
                                                          Payee's Address :1 Main St, Anywhere, USA

Annuity Benefit Option:                              Joint Life Annuity with a Survivor Benefit Option  (See page
                                                         5)
Survivor Benefit Percentage:                         50%
Frequency of Annuity Payments:                       Monthly
Mortality Table:                                     Annuity 2000

             Percentage under a Fixed Income Option:                   30%
                      Dollar Amount of Fixed Income:                   $
             Percentage under a Variable Income Option:                70%
                      Assumed Investment Return:                       5%
                      Change Frequency:                                Monthly
                      Date of First Change:                            xx/xx/xxxx
                      Income Option Rate:                              4.5

                      Optional Feature:

                      The Ratchet:
                      Initial Ratchet Amount:                          $100
                      Ratchet Maximum Benefit Increase Percentage:     10%

                      If you had not selected this feature, the Income Option Rate above would have been 5.0.

                      The Floor:
                      Floor Amount:                                    $100

                      If you had not selected this feature, the Income Option Rate above would have been 5.0.

FORM A8029-99                                    3

Owner:John Doe                                           Contract Number:zz00600000

Joint Owner:Jack Doe

Single Purchase Amount:$25,000.00

Payment Withdrawal Amount:                           10 times the previous annuity payment.
                                                     But not more than the remaining guaranteed payments.

Present Value Withdrawal Amount:                     75% of Present Value of remaining  guaranteed annuity
                                                     payments.

Mortality and Expense Risk Charge:                   1.25%  on an annual basis of the daily value of the
                                                     Sub-Account assets.

Administrative Charge:                               .20% on an annual basis of the daily value of the
                                                     Sub-Account assets.

Variable Allocation of Net Payment on Issue Date:

Sub-Account Name                              Percentage of Net Payment             Number of Units
--------------------------------------        -------------------------             -----------------

Select Aggr. Growth
Select Capital Appr.
Select Value Opp.
Select Emerging Markets
Select Int'l Equity
DGPF Int'l Equity Series
Fidelity VIP Overseas
T. Rowe Price Int'l
Select Growth
Select Strategic Growth
Growth Fund
Fidelity VIP Growth
Equity Index Fund
Select Gr. & Inc.
Fidelity VIP Eq. Inc.
Fidelity VIP Asset Mgr
Fidelity VIP High Inc
Investment Grade Income Fund
Government Bond Fund
Allmerica Money Market

FORM A8029-99                                         4

                                 SPECIFICATIONS

ContractType:Non-qualified                                Issue Date:04/01/1999
Contract Number:zz00600000                                Annuity Income Date:10/01/1999

Owner:John Doe
Joint Owner:Jack Doe

Annuitant:Mary Doe
Joint Annuitant:Michael Doe

Annuitant's Sex:Female
Joint Annuitant's Sex:Male

Primary Beneficiary:Surviving Joint Owner, if any
1st Contingent Beneficiary(ies):Michael Doe
2nd Contingent Beneficiary(ies):Jack Doe

Single Purchase Payment Amount:
Net Payment:

Owner's Date of Birth:10/25/1960
Joint Owner's Date of Birth:07/12/1960

Annuitant's Date of Birth:03/19/1945
Joint Annuitant's Date of Birth:08/20/1954

Payee:Jane Doe
Payee's Address :1 Main St, Anywhere, USA

Annuity Benefit Option:                              Joint Life Annuity with a Survivor Benefit Option  (See page 5)
Survivor Benefit Percentage:                         50%
Frequency of Annuity Payments:                       Monthly
Mortality Table:                                     Annuity 2000

             Percentage under a Fixed Income Option:                   30%
                      Dollar Amount of Fixed Income:                   $
             Percentage under a Variable Income Option:                70%
                      Assumed Investment Return:                       5%
                      Change Frequency:                                Monthly
                      Date of First Change:                            xx/xx/xxxx
                      Income Option Rate:                              4.5

                      Optional Feature:

                      The Ratchet:
                      Initial Ratchet Amount:                          $100
                      Ratchet Maximum Benefit Increase Percentage:     10%

                      If you had not selected this feature, the Income Option Rate above would have been 5.0.

                      The Floor:
                      Floor Amount:                                    $100

                      If you had not selected this feature, the Income Option Rate above would have been 5.0.

FORM A8029-99                                             3

Owner:John Doe                                        Contract Number:zz00600000

Joint Owner:Jack Doe

Single Purchase Amount:$25,000.00

Payment Withdrawal Amount:                           10 times the previous annuity payment.
                                                     But not more than the remaining guaranteed payments.

Present Value Withdrawal Amount:                     75% of Present Value of remaining  guaranteed annuity
                                                     payments.

Mortality and Expense Risk Charge:                   1.25%  on an annual basis of the daily value of the
                                                     Sub-Account assets.

Administrative Charge:                               .20% on an annual basis of the daily value of the
                                                     Sub-Account assets.

Variable Allocation of Net Payment on Issue Date:

Sub-Account Name                         Percentage of Net Payment                Number of Units
---------------------------------        -------------------------                ----------------
Select Aggr. Growth
Select Capital Appr.
Select Value Opp.
Select Emerging Markets
Select Int'l Equity
DGPF Int'l Equity Series
Fidelity VIP Overseas
T. Rowe Price Int'l
Select Growth
Select Strategic Growth
Growth Fund
Fidelity VIP Growth
Equity Index Fund
Select Gr. & Inc.
Fidelity VIP Eq. Inc.
Fidelity VIP Asset Mgr
Fidelity VIP High Inc
Investment Grade Income Fund
Government Bond Fund
Allmerica Money Market

FORM A8029-99                             4

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Payment for a Certain Number of Years:

        We will provide annuity payments, beginning on the Annuity Income Date, for the period of time shown on the Specifications Page.



FORM A3029-99                                 5

                  DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Payment for a Certain Number of Years, with a Ratchet:

       We will provide annuity payments, beginning on the Annuity
       Income Date, for the period of time shown on the Specifications Page.

The Ratchet is an optional feature you have selected that is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle.

From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.



FORM A3029-99                                5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Payment for a Certain Number of Years, with a Floor:

        We will provide annuity payments, beginning on the Annuity Income Date, for the period of time shown on the Specifications Page.

The Floor is an optional feature you have selected that is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

The Floor Amount is shown on the Specifications Page. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.



FORM A3029-99                          5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity:

         We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.



FORM A3029-99                           5


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity, with a Ratchet:

          We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

The Ratchet is an optional feature you have selected that is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle.

From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                         5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity, with a Floor:

         We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

The Floor is an optional feature you have selected that is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

The Floor Amount is shown on the Specifications Page. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                      5


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Life Annuity with a Survivor Benefit:

          We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

          The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

FORM A3029-99                        5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Life Annuity with a Survivor Benefit, with a Ratchet:

          We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

          The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

          We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

The Ratchet is an optional feature you have selected that is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle. Upon the death of the first Annuitant, the Current Ratchet Amount is adjusted by multiplying it by the Survivor Benefit Percentage.

From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                             5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Life Annuity with a Survivor Benefit, with a Floor:

           We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

The Floor is an optional feature you have selected that is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

The Floor Amount is shown on the Specifications Page. Upon the death of the first Annuitant, the Floor Amount is adjusted by multiplying it by the Survivor Benefit Percentage. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                              5


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Single Life Annuity with Payment for a Certain Number of Years:

          We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that if, at the Annuitant's death, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.


FORM A3029-99                            5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Single Life Annuity with Payment for a Certain Number of Years, with a Ratchet:

         We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that if, at the Annuitant's death, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

The Ratchet is an optional feature you have selected that is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle.

From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                         5


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Single Life Annuity with Payment for a Certain Number of Years, with a Floor:

          We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that if, at the Annuitant's death, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

The Floor is an optional feature you have selected that is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

The Floor Amount is shown on the Specifications Page. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                           5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Life Annuity with a Survivor Benefit, with Payment for a Certain Number of
Years:

          We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that if, upon the death of both Annuitants, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

FORM A3029-99                             5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Life Annuity with a Survivor Benefit, with Payment for a Certain Number of Years, with a Ratchet:

          We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that if, upon the death of both Annuitants, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

We may require satisfactory proof that the Annuitants are alive before any annuity payment is made. The Ratchet is an optional feature you have selected that is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle. Upon the death of the first Annuitant, the Current Ratchet Amount is adjusted by multiplying it by the Survivor Benefit Percentage.

From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                             5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Life Annuity with a Survivor Benefit, with Payment for a Certain Number of Years, with a Floor:

          We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that if, upon the death of both Annuitants, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

The Floor is an optional feature you have selected that is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

The Floor Amount is shown on the Specifications Page. Upon the death of the first Annuitant, the Floor Amount is adjusted by multiplying it by the Survivor Benefit Percentage. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.



FORM A3029-99     5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Single Life Annuity with Cash Back:

          We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that at the Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.


FORM A3029-99     5


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity with Cash Back, with a Ratchet:

          We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that at the Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

The Ratchet is an optional feature you have selected that is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle.

From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                            5

                    DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Single Life Annuity with Cash Back, with a Floor:

          We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that at the Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

The Floor is an optional feature you have selected that is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

The Floor Amount is shown on the Specifications Page. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                          5


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Life Annuity with a Survivor Benefit, with Cash Back:

          We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that, upon the death of both Annuitants, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

FORM A3029-99                       5

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Life Annuity with a Survivor Benefit, with Cash Back, with a Ratchet:

          We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that, upon the death of both Annuitants, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

The Ratchet is an optional feature you have selected that is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle. Upon the death of the first Annuitant, the Current Ratchet Amount is adjusted by multiplying it by the Survivor Benefit Percentage.

From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                        5

                  DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Life Annuity with a Survivor Benefit, with Cash Back, with a Floor:

          We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that, upon the death of both Annuitants, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

The Floor is an optional feature you have selected that is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

The Floor Amount is shown on the Specifications Page. Upon the death of the first Annuitant, the Floor Amount is adjusted by multiplying it by the Survivor Benefit Percentage. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

FORM A3029-99                             5

                                   DEFINITIONS

Annuitant                      The person who must be alive for annuity
                               payments to be made (unless payments are
                               guaranteed). Joint Annuitants are permitted
                               and unless otherwise indicated, any reference
                               to Annuitant shall include joint Annuitants.

Annuity Income Date            The date annuity payments begin. The Annuity
                               Income Date is shown on the Specifications Page.


Annuity Unit                   A measure used to calculate annuity payments under
                               a Variable Income Option.


Beneficiary                    The person, persons or entity entitled to the Death
                               Benefit upon the death of the Owner prior to the
                               Annuity Income Date or remaining annuity payments, if
                               any, upon the death of the Owner on or after the
                               Annuity Income Date.

Change Frequency               How often changes (due to investment performance) will be
                               reflected in the dollar value of the variable annuity
                               payments. For example, if you choose an annual Change
                               Frequency, the dollar value of variable annuity payments
                               will remain constant within each one-year period.

Company, we, us or             Allmerica Financial Life Insurance and Annuity Company.
our

Contract Value                 The Present Value of all remaining annuity payments.

Contract Year                  A one-year period based on the Issue Date or an anniversary thereof.

Date of First Change           The date on which your variable annuity payment will change in value for the first time.

Effective Valuation Date       The Valuation Date on or immediately following the day we
                               receive the Single Purchase Payment, request for
                               transfer, withdrawal, or proof of death.

Fund                           Each separate investment company, investment series or
                               portfolio eligible for investment by a Sub-Account of the
                               Variable Account.

General Account                All assets of the Company that are not allocated to a
                               Separate Account.

Net Payment                    The Single Purchase Payment less any premium tax.

FORM A3029-99                           6



Owner, you or your              The person, persons or entity entitled to
                                exercise the rights and privileges under this contract.
                                Joint Owners are permitted and unless otherwise indicated, any reference to you and your shall include joint Owners.

Premium Tax                     The amount of tax, if any, imposed by a State or other
                                governmental entity upon our receipt of the Single Purchase
                                Payment.

Pro Rata                        The way a withdrawal is deducted from the accounts.
                                To determine how the withdrawal is made, assume an annuity payment is made on the date of the withdrawal. Compare the value of the payment from each account to the total
                                annuity payment. The withdrawal from each account will be
                                made in the same proportion.

Request                         A request or notice made by you, in a manner consistent with our current procedures, which is received by us.

Separate Account                A segregated account established by us. The assets in
                                a Separate Account are not commingled with our general
                                assets and obligations and are not subject to claims arising out of any other business we may conduct.

State                           The state or jurisdiction in which this contract is issued.

Sub-Account                     A Variable Account subdivision that corresponding Fund.

Valuation Date                  A day the values of all units are determined. Valuation
                                Dates occur on each day the New York Stock Exchange is
                                open for trading.


Valuation Period                The period of time between two consecutive Valuation Dates.


Variable Account                The Company's Separate Account, consisting of Sub-Accounts that invest in the underlying Funds.

FORM A3029-99                                       7


                             OWNER, ANNUITANT AND BENEFICIARY


Owner                           The Owner is shown on the Specifications Page.  Upon the death of an Owner prior to the Annuity Income Date, a Death
                                Benefit is paid.

                                You may exercise all rights and options granted in this contract or by us, subject to the consent of any irrevocable Beneficiary
                                (where applicable). Where there are joint Owners, the consent of both is required in order to exercise any ownership rights.


Assignment                       You may not assign this contract.


Annuitant                        The Annuitant is as shown on the Specifications Page. Upon the death of an Annuitant prior to the Annuity Income Date, a Death Benefit is paid.


Beneficiary                      The Beneficiary is as shown on the Specifications Page unless subsequently changed.  You may declare any Beneficiary to be revocable or irrevocable.  A revocable Beneficiary may be changed at any time (a)
                                 before the Annuity Income Date and before the death of an Owner or
                                 Annuitant; or (b) after the Annuity Income Date and before the death of the Annuitant.  An irrevocable Beneficiary must consent in writing to any change of beneficiary.  Unless otherwise indicated, the Beneficiary will be revocable.

                                 A Beneficiary change must be made by Request. When we receive the Request, the change will take place as of the date it was signed, even if an Owner or an Annuitant dies after the form is signed but prior to our receipt of the
                                 Request. Any rights created by the change will be subject to payments we made or actions taken before the change was recorded.

                                 All benefits payable to the Beneficiary under this contract will be divided equally among the surviving Beneficiaries of the same class (see your Specifications Page), unless you direct otherwise. If there is no surviving Beneficiary in a particular class, then the benefit is divided equally among the surviving Beneficiaries of the next class. If there is no surviving Beneficiary, the deceased Beneficiary's interest will pass to you or your estate. If your contract has Joint Owners, and one Owner dies, the surviving joint Owner is the primary Beneficiary. This is confirmed on the Specifications page.

FORM A3029-99                                             8



                                  Once entitled to benefits under this contract, the Beneficiary may transfer or commute the annuity payments or any values provided as long as he or she has been given that right by you.

Protection of Proceeds            To the extent allowed by law, this contract and any payments made under it will be exempt from the claims of creditors.

FORM A3029-99                       9


                                 ANNUITY BENEFIT

                                 OVERVIEW

Single Purchase                    The Single Purchase Payment is shown on the Specifications Page.  No
Payment                            additional payments may be made.

Net Payment                        The Net Payment is equal to the Single Purchase Payment reduced by any applicable Premium Tax. The Net Payment is allocated as shown on the
                                   Specifications Page.


Income Options                     The Income Option you selected is shown on the Specifications Page.  Income
                                   Options may be Fixed, Variable or combination Fixed and Variable.

                                   The Fixed Income Option provides a guaranteed amount of income. The Fixed
                                   Income Option is funded through the General Account.

                                   The Variable Income Option provides income which will vary over time. The investment performance of the selected Sub-Accounts causes changes in Annuity
                                   Unit Values, which result in fluctuating payments.

                                   A combination Fixed and Variable Income Option provides a portion of income that is guaranteed in amount and a portion that will vary in amount.

                                   Any portion of your Net Payment allocated to the Fixed Income Option will always remain allocated to the Fixed Income Option. Similarly, any portion of your Net Payment allocated to the Variable Income Option will always remain allocated to the Variable Income Option, but you can reallocate this variable portion of your contract among the various Sub-Accounts. See the
                                   "Transfers" provision for additional information.

Payment of Annuity                 Annuity Payments are paid to you. By Request you may direct that
Payments                           payments be made to another person, persons or entity.

FORM A3029-99                       10



                                        VARIABLE INCOME OPTIONS

Assumed Investment             The Assumed Investment Return ("AIR")  is used to calculate the initial variable
Return                         annuity payment and to determine how the payment will change over time in response to the investment performance of the selected Sub-Accounts. If the actual performance of any selected Sub-Account (as measured by the Net
                               Investment Factor) is equal to the AIR, the annuity payment attributable to that
                               Sub-Account will be constant. If the actual performance is greater than the
                               AIR, the annuity payment will increase. If the actual performance is less than the AIR, the annuity payment will decrease.

Net Investment Factor          The Net Investment Factor measures the investment
                               performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (a) by (b) and subtracting (c) and (d) where:

                                   (a)     is the investment income of a Sub-Account
                                           for the Valuation Period, including
                                           realized or unrealized capital gains and
                                           losses during the Valuation Period,
                                           adjusted for provisions made for taxes, if any;

                                   (b)     is the value of that Sub-Account's assets at
                                           the beginning of the Valuation Period;

                                   (c)     is the Mortality and Expense Risk Charge
                                           applicable to the current Valuation
                                           Period (see Specifications Page)
                                           plus any adjustment for an optional feature;
                                           and

                                   (d)     is the Administrative Charge applicable to
                                           the current Valuation Period (see Specifications Page).

                               We guarantee that the amount of each variable annuity payment will not be affected by changes in our mortality and expense experience. We assume the risk that actual mortality experience and expenses may exceed the amounts provided under the contract. We guarantee that the mortality and expense risk and the administrative charges will not be increased. Subject to applicable State and federal laws, these charges may be decreased or the method used to determine the Net Investment Factor may be changed.

FORM A3029-99                                                 11



Annuity Unit Values            A Sub-Account Annuity Unit Value on any Valuation Date is equal to its value on the preceding Valuation Date multiplied by the product of:

                                     (a)     a discount factor equivalent to the Assumed Investment
                                             Return and

                                     (b)     the Net Investment Factor of the
                                             Sub-Account for the applicable Valuation
                                             Period.

                               The value of an Annuity Unit as of any
                               date other than a Valuation Date is
                               equal to its value as of the preceding
                               Valuation Date.

Determination of the           We have annuity option rates that determine the dollar amount of the first
Number of Annuity              periodic payment under each Variable Income Option for each $1,000 of Net
Units                          Payment. We calculate this amount assuming there is no change in the Annuity
                               Unit Value. We then divide the amount of the first annuity payment attributable to a particular Sub-Account by the Annuity Unit Value of that Sub-Account to determine the number of Annuity Units. This number of Annuity Units remains fixed under all annuity benefit options except the Joint Life Annuity with a Survivor Benefit Options that reduce the number of Annuity Units upon the first death. However, the number of variable annuity units under any Annuity
                               Benefit Option could change if transfers or withdrawals are made.

Dollar Amount of First         The dollar amount of the first variable annuity payment will equal the number of
Variable Annuity Payment       Annuity Units of each Sub-Account multiplied by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date. The benefit of any optional feature will be taken into account.

Dollar Amount of Subsequent    The dollar amount of each subsequent variable annuity payment will vary
Variable Annuity Payments      with the Annuity Unit Value of the selected Sub-Account(s) on certain dates.
                               The dollar amount of variable annuity payments remains level until the Date of
                               First Change and within each Change Frequency cycle. On the Date of First
                               Change and as of the start of each Change Frequency cycle the dollar amount of the variable annuity payment is determined by multiplying the number of
                               Annuity Units of each Sub-Account by the Annuity Unit Value of that Sub-Account on the applicable Valuation Date. The benefit of any optional feature will be taken into account.

FORM A3029-99                                     12


Transfers                      You may make transfers among the Sub-Accounts by Request to us. Transfers may be made (a) before the Annuity Income Date and before the death of an
                               Owner or an Annuitant; or (b) after the Annuity Income Date as long as annuity payments are payable under the Annuity Benefit Option selected.

                               Transfers may increase or decrease the number of Annuity Units in each subsequent payment.

                               There is no charge for the first twelve transfers per Contract Year. A transfer charge of up to $25 may be imposed on each additional transfer.

                               We reserve the right to establish and impose reasonable rules restricting transfers. All transfers are subject to our consent.

FORM A3029-99                                           13



                                        WITHDRAWALS

                           You have the right, based on the Annuity Benefit Option selected, to make withdrawals. Withdrawals may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity
                           Income Date and as long as annuity payments are payable under the Annuity
                           Benefit Option selected. If the Death Benefit is applied under an Annuity
                           Benefit Option, withdrawals may also be made in accordance with this provision.

                           Amounts withdrawn that were applied under a Variable Income Option will be paid within 7 days of the date we receive your Request. We reserve the right to delay payments subject to applicable laws, rules and regulations governing variable annuities.

                           Amounts withdrawn that were applied under a Fixed Income Option will normally be paid within 7 days of the date we receive your Request. We may defer payment for up to six months from the receipt date. If deferred for 30 days or more, the amount payable will be credited interest at a rate of at least
                           3% or the appropriate rate mandated by the State.

                           Your Request must indicate the dollar amount to be paid and we will withdraw that amount on a Pro-Rata basis.

                           One Request for withdrawal under a provision(s) may be made each calendar year:


Payment Withdrawal         Each calendar year, you can request a withdrawal up to an amount equal to:
Amount Option
                                   (a)     the Payment Withdrawal Amount (see
                                           Specifications Page) multiplied by the value
                                           of an annuity payment, if one were to be paid,
                                           on the date we receive your Request (if the
                                           withdrawal is taken prior to the Annuity
                                           Income Date), or

                                   (b)     the Payment Withdrawal Amount (see
                                           Specifications Page) multiplied by the
                                           previous annuity payment (if the
                                           withdrawal is taken after the Annuity
                                           Income Date).

                           Each withdrawal proportionately reduces the number of Annuity Units (for
                           Variable Income Options) and/or the dollar amount (for Fixed Income Options)
                           of each future annuity payment. The proportionate reduction is calculated by multiplying the number of Annuity Units or the dollar amount (whichever is applicable) of each future annuity payment by the following:


FORM A3029-99                       14




                    Amount of the variable or fixed withdrawal
                    --------------------------------------------
            Present Value of all remaining variable or fixed annuity
                  payments immediately prior to the withdrawal

Present Value              Over the life of the contract when there are remaining guaranteed annuity
Withdrawal Option          payments, you may request withdrawals which represent a percentage of the
                           Present Value of those remaining guaranteed payments.

                           Each withdrawal proportionately reduces any remaining guaranteed payments (for
                           Variable Income Options) and/or the dollar amount of each future annuity payment (for Fixed Income Options). The proportionate reduction is calculated by multiplying the number of Annuity Units or the dollar amount (whichever is applicable) of each future annuity payment by the following:

                   Amount of the variable or fixed withdrawal
                   ------------------------------------------
       Present Value of all remaining variable or fixed guaranteed annuity payments immediately prior to the withdrawal

                           Whenever a withdrawal is taken under this provision, we record the percentage withdrawn. (See proportionate reduction calculation above.) The total percentage withdrawn over the life of the contract cannot exceed the Present Value
                           Withdrawal Amount (see Specifications Page).

                           If an Annuitant is still living after the guaranteed payments have been paid, the number of Annuity Units (for Variable Income Options) or dollars (for
                           Fixed Income Options) will increase to the number of Annuity Units/dollars payable prior to any Present Value Withdrawals, adjusted upon the death of the first Annuitant, if applicable, or for transfers, or for any withdrawals taken under the Payment Withdrawal Amount Option.


FORM A3029-99                       15




Present Value              For a variety of purposes, it is at times necessary to determine the Present
                           Value of either all future annuity payments or of future guaranteed annuity payments.  Present Values are calculated based on the Mortality
                           Table used by us to determine your benefit (see Specifications Page), male, female or unisex rates as appropriate, and the interest rate (for
                           Fixed Income Options) or AIR (for Variable Income Options) used to determine the annuity payments increased by the following adjustments:


                                                                                           Adjustment
                           Death of Annuitant                                                 0.00%

                           Withdrawals
                           5 or more years after Issue Date                                   0.00%
                           Within 5 years of Issue Date:
                                   15 or more years of annuity payments being valued          1.00%
                                   10-14 years of payments being valued                       1.50%
                                   Less than 10 years of payments being valued                2.00%

                           Determination of Contract Value*                                   0.00%

                           * If an optional feature, was selected, annuity payments used in determining this Present Value will be the amount that would have been payable had you not selected the optional feature.


FORM A3029-99                                                 16


                         DEATH OF OWNER OR ANNUITANT

                         BEFORE THE ANNUITY INCOME DATE


Death Benefit            If an Owner or an Annuitant dies, we will pay a Death Benefit equal to the Contract Value. The Contract Value will be determined as of the
                         Effective Valuation Date.

                         The Death Benefit will be paid to the Owner of the contract. If there is no
                         Owner or Joint Owner, we will pay the Death Benefit to the Beneficiary.


Payment of the Death     Unless You have specified otherwise, the Death Benefit will be paid within 7 days of the Effective Valuation Date.  Alternatively, the person entitled to the Death Benefit may, by Request, elect to receive an annuity over his or her life expectancy (or over a period not extending beyond such life expectancy), with distributions beginning within one year from the date of death.

                         If the sole Beneficiary is the deceased Owner's spouse, the Beneficiary may elect to continue the contract as the Owner and Annuitant. As of the date of such election, annuity payments will be adjusted to reflect any change of
                         Annuitant and Annuity Income Date. The new Annuity Income Date must be within twelve months of the Issue Date (see the Specifications Page). Any subsequent spouse of the new Owner, if named as the Beneficiary, may not continue this contract.

                         AFTER THE ANNUITY INCOME DATE

Remaining Annuity        If the Owner or the Annuitant dies, we will pay remaining annuity payments, if any,
Payments                 in accordance with the terms of the Annuity Benefit Option selected.

                         Any remaining annuity payments will be paid to the Owner of the contract. If there is no Owner or Joint Owner, then the Beneficiary will receive the payments and become the Owner of the contract.

Lump Sum Option          The Beneficiary may elect to receive the Present Value of any remaining payments in one lump sum.

FORM A3029-99                       17

                               GENERAL PROVISIONS

Entire Contract            The entire contract consists of this contract, any application attached at issue, Specifications page and endorsements.

Misstatement of Age        If the age or sex of an individual is misstated, we will adjust all benefits
Or Sex                     payable to that which would be available at the correct age or sex.  Any underpayments already made by us will be paid immediately. Any overpayments will be deducted from future annuity payments.

Failure to Notify Company  After the Annuity Income Date and once notified of the Annuitant's death,
of Annuitant Death         we reserve the right to recover any overpaid annuity payments.

Modifications              Only the President or Vice President of the Company may modify or waive any provisions of this contract. Agents or Brokers are not authorized to do so.

Incontestability           We will not contest this contract.

Minimums                   All values and benefits available under this contract equal or exceed those required by the State in which the contract is delivered.

Annual Report              We will send you an annual report of the Sub-Accounts and any other notices, reports or documents required by law to be delivered to you.

Addition, Deletion, or     We reserve the right, subject to compliance with applicable law, to add to,
Substitution of            delete from, or substitute for the shares of a Fund that are held by the
Investments                Sub-Accounts or that the Sub-Accounts may purchase. We also reserve the right to eliminate the shares of any Fund no longer available for investment or if we believe further investment in the Fund is no longer appropriate for the purposes of the Sub-Accounts.

                           We will not substitute shares attributable to any interest in a Sub-Account without notice to you and prior approval of the Securities and Exchange Commission as required by the Investment Company Act of 1940. This will not prevent the Variable
                           Account from purchasing other securities for other series or classes of contracts, or from permitting a conversion between series or classes of contracts on the basis of requests made by you.

FORM A3029-99                       18

                           We reserve the right, subject to compliance with applicable laws, to establish additional Separate Accounts and Sub-Accounts and to make them available to any class or series of contracts as we consider appropriate. Each new Separate Account or Sub-Account will invest in a new investment company, or in shares of another open-end investment company, or such other investments as may be permitted under applicable law. We also reserve the right to eliminate or combine existing
                           Sub-Accounts and to transfer the assets of any Sub-Accounts to any other Sub-Accounts.
                           In the event of any substitution or change, we may, by appropriate notice, make such changes in this and other contracts as may be necessary or appropriate to reflect the substitution or change. If we consider it to be in the best interests of the owners, the Variable Account or any Sub-Account may be operated as a management company under the Investment Company Act of 1940 or in any other form permitted by law, or may be deregistered under the Act in the event registration is no longer required, or may be combined with our other accounts.

Changes in Law             We reserve the right to make any changes to provisions of the contract to comply with, or give you the benefit of, any federal or State statute, rule, or regulation.

Change of Name             Subject to compliance with applicable law, We reserve the right to change the names of the Variable Account or the Sub-Accounts.

Federal Tax                The Variable Account is not currently subject to tax, but we reserve the right to
Considerations             assess a charge for taxes if the Variable Account becomes subject to tax.

Splitting of Units         We reserve the right to split the value of a unit, either to increase or decrease the number of units. Any splitting of units will have no material effect on the benefits, provisions or investment return of this contract or upon you, the Annuitant, any Beneficiary, or us.

Insulation of Separate      The investment performance of Separate Account assets is determined separately from
Account                     our other assets. The assets of a Separate Account equal to the reserves and liabilities of the contracts supported by the account will not be charged with liabilities from any other business that we may conduct.

FORM A3029-99                       19

          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
                Death Benefit Payable if an Owner or an
              Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029-99

                       PLEASE READ THIS CONTRACT CAREFULLY

IMPORTANT: THE INITIAL INTEREST RATE, ALTHOUGH GUARANTEED TO BE A MINIMUM, IS GUARANTEED ONLY FOR A LIMITED PERIOD OF TIME.

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                             RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it (the "Free Look Period"). It can be mailed or delivered either to us or the representative who sold it. If you return the contract, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
                Death Benefit Payable if an Owner or an
              Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029.FL-99

                                TABLE OF CONTENTS


SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18

Annuities are not FDIC insured. Annuities are not obligations of the financial institution. The financial institution does not guarantee performance by the insurer issuing the annuity.

FORM A3029.FL-99                       2

                       PLEASE READ THIS CONTRACT CAREFULLY

IMPORTANT: THE INITIAL INTEREST RATE, ALTHOUGH GUARANTEED TO BE A MINIMUM, IS GUARANTEED ONLY FOR A LIMITED PERIOD OF TIME.

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it. It can be mailed or delivered either to us or the representative who sold it. If you return the contract within 10 days after you have received it ("the Free Look Period"), we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken. If you return the contract after the expiration of the "Free Look Period" but within 90 days after the Issue Date, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date.


ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
               Death Benefit Payable if an Owner or an
             Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029.FL-99

                                TABLE OF CONTENTS


SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18

Annuities are not FDIC insured. Annuities are not obligations of the financial institution. The financial institution does not guarantee performance by the insurer issuing the annuity.

FORM A3029.FL-99                       2

                       PLEASE READ THIS CONTRACT CAREFULLY
Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it (the "Free Look Period"). It can be mailed or delivered either to us or the representative who sold it. If you return the contract, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.


ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
                Death Benefit Payable if an Owner or an
              Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029.FL-99

                               TABLE OF CONTENTS


SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18

Annuities are not FDIC insured. Annuities are not obligations of the financial institution. The financial institution does not guarantee performance by the insurer issuing the annuity.

FORM A3029.FL-99                       2

                       PLEASE READ THIS CONTRACT CAREFULLY

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it. It can be mailed or delivered either to us or the representative who sold it. If you return the contract within 10 days after you have received it ("the Free Look Period"), we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken. If you return the contract after the expiration of the "Free Look Period" but within 90 days after the Issue Date, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.

          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
               Death Benefit Payable if an Owner or an
             Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029.FL-99

                                TABLE OF CONTENTS


SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18

Annuities are not FDIC insured. Annuities are not obligations of the financial institution. The financial institution does not guarantee performance by the insurer issuing the annuity.

FORM A3029.FL-99                       2

                                 SPECIFICATIONS

Contract Type: Non-qualified                        Single Purchase Payment Amount:
Contract Number: zz00600000                         Net Payment:

Owner: John Doe                                     Owner's Date of Birth: 10/25/1960
Joint Owner: Jack Doe                               Joint Owner's Date of Birth: 07/12/1960

Annuitant: Mary Doe                                 Annuitant's Date of Birth: 03/19/1945
Joint Annuitant: Michael Doe                        Joint Annuitant's Date of Birth: 08/20/1954

Annuitant's Sex: Female                             Payee: Jane Doe
Joint Annuitant's Sex: Male                         Payee's Address: 1 Main St, Anywhere, USA

Primary Beneficiary: Surviving Joint Owner, if any
1st Contingent Beneficiary(ies): Michael Doe
2nd Contingent Beneficiary(ies): Jack Doe

Issue Date: 04/01/1999
Annuity Income Date: 10/01/1999

Annuity Benefit Option:                             Joint Life Annuity with a Survivor Benefit Option  (See page 5)
Survivor Benefit Percentage:                        50%
Frequency of Annuity Payments:                      Monthly
Mortality Table:                                    Annuity 2000

             Percentage under a Fixed Income Option:                   30%
                      Dollar Amount of Fixed Income:                   $
             Percentage under a Variable Income Option:                70%
                      Assumed Investment Return:                       5%
                      Change Frequency:                                Monthly
                      Date of First Change:                            xx/xx/xxxx
                      Income Option Rate:                              4.5

                      Optional Feature:

                      The Ratchet:
                      Initial Ratchet Amount:                          $100
                      Ratchet Maximum Benefit Increase Percentage:     10%

                      If you had not selected this feature, the Income Option Rate above would have been 5.0.

                      The Floor:
                      Floor Amount:                                    $100

                      If you had not selected this feature, the Income Option Rate above would have been 5.0.

FORM A8029-99                          3

Owner: John Doe                                     Contract Number: zz00600000

Joint Owner: Jack Doe

Single Purchase Amount: $25,000.00

Payment Withdrawal Amount:                          10 times the previous annuity payment.
                                                    But not more than the remaining guaranteed payments.

Present Value Withdrawal Amount:                    75% of Present Value of remaining  guaranteed annuity payments.

Mortality and Expense Risk Charge:                  1.25% on an annual basis of the daily value of the Sub-Account assets.

Administrative Charge:                              .20% on an annual basis of the daily value of the Sub-Account assets.

Variable Allocation of Net Payment on Issue Date:

Sub-Account Name                Percentage of Net Payment       Number of Units
----------------                -------------------------       ---------------
Select Aggr. Growth
Select Capital Appr.
Select Value Opp.
Select Emerging Markets
Select Int'l Equity
DGPF Int'l Equity Series
Fidelity VIP Overseas
T. Rowe Price Int'l
Select Growth
Select Strategic Growth
Growth Fund
Fidelity VIP Growth
Equity Index Fund
Select Gr. & Inc.
Fidelity VIP Eq. Inc.
Fidelity VIP Asset Mgr
Fidelity VIP High Inc
Investment Grade Income Fund
Government Bond Fund
Allmerica Money Market

FORM A8029-99                           4

                        PLEASE READ THIS CONTRACT CAREFULLY

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

The Owner may cancel this contract by returning it to the Company or one of its authorized representatives within twenty days after receipt. If returned, the Company will refund gross payments.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
               Death Benefit Payable if an Owner or an
             Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029-99

                                TABLE OF CONTENTS

SPECIFICATIONS..............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION..................................  5

DEFINITIONS.................................................................  6

OWNER, ANNUITANT AND BENEFICIARY............................................  8

ANNUITY BENEFIT............................................................. 10

             OVERVIEW....................................................... 10

             VARIABLE INCOME OPTIONS........................................ 11

             WITHDRAWALS.................................................... 14

DEATH OF OWNER OR ANNUITANT................................................. 17

             BEFORE THE ANNUITY INCOME DATE................................. 17

             AFTER THE ANNUITY INCOME DATE.................................. 17

GENERAL PROVISIONS.......................................................... 18


FORM A3029-99                          2

                       PLEASE READ THIS CONTRACT CAREFULLY

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

The Owner may cancel this contract by returning it to the Company or one of its authorized representatives within twenty days after receipt. If returned, the Company will refund gross payments.


ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


         Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
                Death Benefit Payable if an Owner or an
              Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029.4-99

                                TABLE OF CONTENTS

SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18


FORM A3029-99                          2

                       PLEASE READ THIS CONTRACT CAREFULLY

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it (the "Free Look Period"). It can be mailed or delivered either to us or the representative who sold it. If you return the contract, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.


FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
                Death Benefit Payable if an Owner or an
              Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029-99-GRC

                                TABLE OF CONTENTS

SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18


FORM A3029-99                          2

                       PLEASE READ THIS CONTRACT CAREFULLY

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it. It can be mailed or delivered either to us or the representative who sold it. If you return the contract within 10 days after you have received it ("the Free Look Period"), we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken. If you return the contract after the expiration of the "Free Look Period" but within 90 days after the Issue Date, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date.


FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.

          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
                Death Benefit Payable if an Owner or an
              Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029-99-GRC

                                TABLE OF CONTENTS

SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18


FORM A3029-99                          2

                       PLEASE READ THIS CONTRACT CAREFULLY

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it (the "Free Look Period"). It can be mailed or delivered either to us or the representative who sold it. If you return the contract, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.

If the refund is not paid within thirty days from the date the contract is received by the Company or its authorized representative, the amount will be increased by ten percent (10%).


ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
                Death Benefit Payable if an Owner or an
              Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029.WA-99

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                                TABLE OF CONTENTS


SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18


FORM A3029-99                          2

                       PLEASE READ THIS CONTRACT CAREFULLY

Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.

                            RIGHT TO EXAMINE CONTRACT

You may return this contract within 90 days after you have received it. It can be mailed or delivered either to us or the representative who sold it. If you return the contract within 10 days after you have received it ("the Free Look Period"), we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken. If you return the contract after the expiration of the "Free Look Period" but within 90 days after the Issue Date, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date.

If the refund is not paid within thirty days from the date the contract is received by the Company or its authorized representative, the amount will be increased by ten percent (10%).


ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:               Dover, Delaware
Principal Office:          440 Lincoln Street, Worcester, Massachusetts 01653
Phone Number:              1-800-533-7881

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.


          Single Payment Immediate Variable and Fixed Annuity
          Annuity Payments Payable on the Annuity Income Date
               Death Benefit Payable if an Owner or an
             Annuitant Dies prior to Annuity Income Date
This contract does not participate in the profits or surplus of the Company

FORM A3029.WA-99

                                TABLE OF CONTENTS


SPECIFICATIONS...............................................................  3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION...................................  5

DEFINITIONS..................................................................  6

OWNER, ANNUITANT AND BENEFICIARY.............................................  8

ANNUITY BENEFIT.............................................................. 10

             OVERVIEW........................................................ 10

             VARIABLE INCOME OPTIONS......................................... 11

             WITHDRAWALS..................................................... 14

DEATH OF OWNER OR ANNUITANT.................................................. 17

             BEFORE THE ANNUITY INCOME DATE.................................. 17

             AFTER THE ANNUITY INCOME DATE................................... 17

GENERAL PROVISIONS........................................................... 18


FORM A3029-99                          2